UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 21, 2005

CANARGO ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32145	91-0881481

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CanArgo Energy Corporation P.O. Box 291, St. Peter Port Guernsey, British Isles	GY1 3RR

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (44) 1481 729 980

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
Exhibit 99.1

The matters discussed in this Current Report on Form 8-K include forward looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in the Company’s Reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Company’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company cannot give assurance that the results will be attained.

Item 7.01.       Regulation FD Disclosure

The following information is furnished pursuant to Item 7.01, “Regulation FD Disclosure”.

On April 21, 2005 CanArgo Energy Corporation (the “Company”) issued a press release announcing that it was withdrawing Proposal 2 described in the Proxy Statement dated March 18, 2005 issued by the Company for its Annual Meeting of Shareholders to be held at the offices of The American Stock Exchange, 86 Trinity Place, New York NY10006 on May 9, 2005 at 3.00 p.m. local time (the “Meeting”), which seeks shareholder approval of the Company’s Change of Control Stock Option Plan as described in the Proxy Statement. As a result of this withdrawal, this Proposal will not be voted upon at the Meeting.

Accordingly, the votes of shareholders on Proposal 2 indicated on proxies previously submitted by shareholders shall be disregarded and not counted. The remaining Proposal 1 regarding the election of the nominees for directors remains unchanged and the votes of shareholders on this Proposal set forth on previously submitted proxies will be counted. Proxies which have previously been submitted by shareholders may be revoked by them by giving written notice of such revocation to the Secretary of the Company, by duly executing another proxy bearing a later date, or by attending the Meeting and voting in person.

The information in this Item 7.01, including Exhibit 99.1 related hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.       Financial Statements and Exhibits

99.1     Press Release of CanArgo Energy Corporation dated April 21, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANARGO ENERGY CORPORATION
Date: April 21, 2005	By:	/s/Liz Landles
Liz Landles, Corporate Secretary

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